Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments [Abstract]
Financial Instruments

5. FINANCIAL INSTRUMENTS

Fair Values

     We separate the fair values of our financial instruments into three levels (Levels 1, 2 and 3) based on our assessment of the availability of observable market data and the significance of non-observable data used to determine fair value. Our assessment and classification of an instrument within a level can change over time based on the maturity or liquidity of the instrument and would be reflected at the end of the period in which the change occurs. During the years ended December 31, 2012 and 2011, there have been no changes to the inputs and valuation techniques used to measure fair value, the types of instruments, or the levels in which they are classified.

     Cash and Cash Equivalents, Accounts Receivable and Accounts Payable. As of December 31, 2012 and 2011, the carrying amounts of cash and cash equivalents, accounts receivable and accounts payable represent fair value based on the short-term nature of these instruments.

     Credit Facilities. The fair value of our credit facilities approximates their carrying amounts as of December 31, 2012 and 2011 due primarily to the variable nature of the interest rate of the instruments, which is considered a Level 2 fair value measurement.

     Senior Notes. We estimated the fair value of our Senior Notes (representing a Level 2 fair value measurement) primarily based on quoted market prices for the same or similar issuances. The following table reflects the carrying value and fair value of our Senior Notes (In millions):

	As of December 31,
	2012		2011
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
Senior Notes	$351	$365	$200	$197

Debt

Our long-term debt consisted of the following at December 31 (In thousands):

	2012	2011
CMM Credit Facility, due March 2017	$127,000	$—
CMLP Credit Facility, due November 2017	206,700	312,500
Senior Notes, due April 2019	350,000	200,000
	683,700	512,500
Plus: Unamortized premium on Senior Notes	1,461	—
Total long-term debt	$685,161	$512,500

Credit Facilities

     CMM Credit Facility. On March 26, 2012, in conjunction with the acquisition of Antero's gathering system assets, we entered into a credit agreement with certain lenders. The five year term credit agreement allows for revolving loans, letters of credit and swingline loans in an aggregate principal amount of up to $200 million (CMM Credit Facility). The CMM Credit Facility is secured by substantially all its assets.

     Borrowings under the CMM Credit Facility bear interest at the London Interbank Offered Rate (LIBOR) plus an applicable margin or a base rate as defined in the credit agreement. Under the terms of the CMM Credit Facility, the applicable margin under LIBOR borrowings was 2.5%. The weighted-average interest rate as of December 31, 2012 was 2.8%. Our borrowings under the CMM Credit Facility were $127 million as of December 31, 2012, and based on our results through December 31, 2012, our remaining available capacity under the credit facility was $59 million. For the period from March 26, 2012 to December 31, 2012, our average and maximum outstanding borrowings were approximately $18 million and $130 million.

Our CMM Credit Facility requires us to maintain:

  a ratio of our trailing 12-month EBITDA (as defined in the credit agreement) to our net interest expense of not less than 2.0 to 1.0; and
  a ratio of total indebtedness to trailing 12-month EBITDA (as defined in the credit agreement) of not more than 4.5 to 1.0, or not more than 5.0 to 1.0 for up to nine months following certain acquisitions.

     CMLP Credit Facility. Our senior secured credit facility, as amended (CMLP Credit Facility), allows for revolving loans, letters of credit and swingline loans in an aggregate amount of up to $550 million. Our CMLP Credit Facility matures on November 16, 2017 and is secured by substantially all of our assets and those of certain of our subsidiaries. As of December 31, 2012, our Credit Facility is guaranteed by our 100% owned subsidiaries except for CMM and its consolidated subsidiaries.

     Borrowings under the CMLP Credit Facility bear interest at LIBOR plus an applicable margin or a base rate as defined in the credit agreement. Under the terms of the CMLP Credit Facility, the applicable margin under LIBOR borrowings was 2.5% and 3.0% at December 31, 2012 and 2011. The weighted-average interest rate as of December 31, 2012 and 2011 was 2.8% and 3.3%. Our borrowings under the CMLP Credit Facility were approximately $207 million and $312 million as of December 31, 2012 and 2011, and based on our results through December 31, 2012, our remaining available capacity under the CMLP Credit Facility was $167 million. For the year ended December 31, 2012 and 2011, our average outstanding borrowings were $305 million and $325 million. For the year ended December 31, 2012 and 2011, our maximum outstanding borrowings were $375 million and $282 million.

Our CMLP Credit Facility requires us to maintain:

  a ratio of our consolidated trailing 12-month EBITDA (as defined in the CMLP Credit Facility) to our net interest expense of not less than 2.5 to 1.0; and
  a ratio of total indebtedness to consolidated trailing 12-month EBITDA (as defined in the CMLP Credit Facility) of not more than 5.0 to 1.0, or not more than 5.5 to 1.0 for up to nine months following certain acquisitions.

As of December 31, 2012, we were in compliance with the financial covenants under our CMM and CMLP credit facilities.

     Our credit facilities contain restrictive covenants that prohibit the declaration or payment of distributions by us if a default then exists or would result therefrom, and otherwise limits the amount of distributions that we can make. An event of default may result in the acceleration of our repayment of outstanding borrowings under the Credit Facility, the termination of the Credit Facility and foreclosure on collateral.

Senior Notes

     On April 1, 2011, we issued $200 million of senior notes, which accrue interest at the rate of 7.75% per annum and mature in April 2019. On November 8, 2012, we issued an additional $150 million of these notes in a private placement offering. The $150 million senior notes have the same terms as our $200 million senior notes. The net proceeds from the offering were used to reduce our indebtedness under our Credit Facility.

     Our obligations under the Senior Notes are guaranteed on an unsecured basis by certain of our current and future domestic subsidiaries. Interest is payable semi-annually in arrears on April 1 and October 1 of each year. Our Senior Notes require us to maintain a ratio of our consolidated trailing 12-month EBITDA (as defined in the indenture governing the Senior Notes) to fixed charges of at least 1.75 to 1.0. As of December 31, 2012, we were in compliance with this covenant.

Bridge Loans

     In February 2011, in connection with the Frontier Gas Acquisition, we obtained commitments from multiple lenders for senior unsecured bridge loans in an aggregate amount up to $200 million. The commitment was terminated on April 1, 2011 in conjunction with the issuance of the Senior Notes described above. We incurred approximately $3 million of commitment fees during the year ended December 31, 2011, which was included in interest expense on our consolidated statement of income.

Subordinated Note

     In August 2007, we executed the Subordinated Note payable to Quicksilver in the principal amount of $50 million. The Subordinated Note was assigned to Crestwood Holdings as part of the Crestwood Transaction on October 1, 2010. Our Credit Facility required us to terminate the Subordinated Note through the issuance of additional common units during 2010. The conversion into common units was determined based upon the average closing common unit price for a 20 trading-day period that ended October 15, 2010. We issued 2,333,712 of our common units to Crestwood Holding in exchange for the outstanding balance of the Subordinated Note at the time of the conversion.